UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2024

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(a)             Not applicable.
(b)             Not applicable.
(c)             Not applicable.
(d)             Not applicable.

            (e)           On February 14, 2024, Home Federal Bancorp, Inc. of Louisiana (the “Company”) and its wholly owned subsidiary Home Federal Bank (the “Bank”) (collectively, the “Employers”) entered into a Transition Agreement with Glen W. Brown, the Senior Vice President and Chief Financial Officer of each of the Employers.  The Transition Agreement provides that Mr. Brown will continue to serve as Senior Vice President and Chief Financial Officer on an at-will basis through and including December 31, 2024 (the “Transition Period”).  Commencing on January 1, 2025, Mr. Brown will serve the Employers as Treasurer on a part-time (no more than 20 hours per week) or as-needed consultant basis, and Mr. Brown will retire on or before November 15, 2025 (or such shorter period as shall be mutually agreed to by the parties in good faith).

          Between now and December 31, 2024, Mr. Brown will assist and train his successor.  Mr. Brown will continue to receive his current annual salary during the Transition Period, plus such bonus payments as may be determined by the Boards of Directors of the Employers. Beginning January 1, 2025, Mr. Brown’s base salary shall be an amount per annum that equals 50% of his base salary for 2024.

            During the Transition Period, Mr. Brown will continue to be eligible to participate in the benefit plans of the Employers, to the extent commensurate with his then duties and responsibilities and provided that his services continue to satisfy the eligibility requirements of the applicable plan, and the Employers will continue to provide him with disability, life and AD&D coverage through December 31, 2024.  In addition, the Employers will continue to pay the premiums for Mr. Brown’s Medicare supplement and Part D drug coverage through and including December 31, 2025. The Bank will also continue to pay Mr. Brown a $100 per month mobile phone allowance for as long as he remains employed by the Employers.

           In the event Mr. Brown (i) continues to be employed by the Employers through and including November 15, 2025, (ii) complies with all of the provisions of his Transition Agreement, (iii) retires on November 15, 2025, and (iv) timely executes a general release of claims in a form to be provided by the Bank and does not revoke such release, then the Employers shall pay Mr. Brown a lump sum $10,000 severance payment.

          If Mr. Brown’s employment is terminated before November 15, 2025 due to disability, death, for Good Reason by Mr. Brown or by the Employers for other than Cause, then the only compensation or benefits that Mr. Brown shall be entitled to receive under his Transition Agreement are the continued insurance coverages through the dates specified above.

          Also on February 14, 2024, the Bank entered into a Transition Agreement with Adalberto Cantu, Jr., its Senior Vice President and Senior Credit Officer (the “Cantu Agreement”).  Mr. Cantu will continue to serve in such capacities on an at-will basis through and including December 31, 2024 (the “Transition Period”).  Beginning January 1, 2025, Mr. Cantu will serve the Bank as Special Assets Manager on a part-time (no more than 20 hours per week) or as-needed consultant basis for the period beginning January 1, 2025 and ending on November 15, 2025 (or such shorter period as shall be mutually agreed to by the parties in good faith).

          Between now and December 31, 2024, Mr. Cantu will continue to receive his current annual salary during the Transition Period, plus such bonus payments as may be determined by the Board of Directors of the Bank. Beginning January 1, 2025, Mr. Cantu’s base salary shall be an amount per annum that equals 50% of his base salary for 2024.

           During the Transition Period, Mr. Cantu will continue to be eligible to participate in the benefit plans of the Bank, to the extent commensurate with his then duties and responsibilities and provided that his services continue to satisfy the eligibility requirements of the applicable plan, and the Bank will continue to provide him with disability, life and AD&D coverage through December 31, 2024.  In addition, the Bank will continue to pay the premiums for Mr. Cantu’s Medicare supplement and Part D drug coverage through and including December 31, 2025. The Bank will also continue to pay Mr. Cantu a $100 per month mobile phone allowance for as long as he remains employed by the Bank.

          In the event Mr. Cantu (i) continues to be employed by the Bank through and including November 15, 2025, (ii) complies with all of the provisions of his Cantu Agreement, (iii) retires on November 15, 2025, and (iv) timely executes a general release of claims in a form to be provided by the Bank and does not revoke such release, then the Bank shall pay Mr. Cantu a lump sum $10,000 severance payment.

          If Mr. Cantu’s employment is terminated before November 15, 2025 due to disability, death, for Good Reason by Mr. Cantu or by the Bank for other than Cause, then the only compensation or benefits that Mr. Cantu shall be entitled to receive under his Transition Agreement are the continued insurance coverages through the dates specified above.

           The foregoing description is qualified in its entirety by reference to the above Transition Agreements, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference thereto.

           (f)          Not applicable.

Item 9.01        Financial Statements and Exhibits

(a)        Not applicable.
(b)        Not applicable.
(c)        Not applicable.
(d)        Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
10.1	Transition Agreement between Home Federal Bancorp, Inc. of Louisiana, Home Federal Bank and Glen W. Brown dated February 14, 2024
10.2	Transition Agreement between Home Federal Bank and Adalberto Cantu, Jr. dated February 14, 2024

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: February 16, 2024	By:	/s/James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer

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